Quarterly Holdings Report
for
Fidelity® Nordic Fund
July 31, 2023
NOR-NPRT3-0923
1.804855.119
Common Stocks - 97.1%
	Shares	Value ($)
Denmark - 39.8%
Carlsberg A/S Series B	67,900	10,183,898
Demant A/S (a)	64,100	2,556,472
DSV A/S	80,300	16,078,009
Genmab A/S (a)	21,600	8,903,515
Novo Nordisk A/S Series B	442,200	71,305,737
Tryg A/S	291,383	5,756,807
Vestas Wind Systems A/S (a)	342,000	9,147,295
TOTAL DENMARK		123,931,733
Finland - 11.3%
Elisa Corp. (A Shares)	152,200	7,938,795
Neste OYJ	131,700	4,845,147
Nordea Bank ABP	1,374,344	15,547,280
Sampo Oyj (A Shares)	89,800	3,958,290
UPM-Kymmene Corp.	89,600	2,965,308
TOTAL FINLAND		35,254,820
Norway - 7.3%
Equinor ASA	283,300	8,665,717
Kongsberg Gruppen ASA	89,200	3,867,221
Mowi ASA	115,300	2,027,837
Norsk Hydro ASA	913,300	5,981,588
Selvaag Bolig ASA	321,200	1,017,313
TGS ASA	79,300	1,057,067
TOTAL NORWAY		22,616,743
Sweden - 38.7%
Alfa Laval AB	184,900	6,918,995
ASSA ABLOY AB (B Shares)	349,400	8,400,587
Atlas Copco AB (B Shares)	1,112,400	13,732,746
Autoliv, Inc.	16,700	1,685,531
Beijer Alma AB (B Shares)	86,600	1,584,508
Eltel AB (a)(b)	1,544,681	1,150,469
Evolution AB (b)	67,100	8,274,035
Fortnox AB	600,600	3,688,135
Haypp Group (a)	385,600	1,831,585
Hemnet Group AB	231,300	4,098,025
HEXPOL AB (B Shares)	304,170	3,302,804
Indutrade AB	311,800	6,543,227
Investor AB (B Shares)	774,500	15,815,357
Lagercrantz Group AB (B Shares)	394,353	4,746,592
Nibe Industrier AB (B Shares)	301,200	2,710,869
Nordnet AB	294,900	4,375,986
Saab AB (B Shares)	91,900	4,843,643
Sandvik AB	523,800	10,638,817
Surgical Science Sweden AB (a)	124,000	2,888,433
Svenska Cellulosa AB SCA (B Shares)	272,700	3,621,700
Swedbank AB (A Shares)	338,299	6,201,056
Trelleborg AB (B Shares)	118,700	3,160,778
TOTAL SWEDEN		120,213,878
TOTAL COMMON STOCKS (Cost $243,949,042)		302,017,174

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (c) (Cost $6,619,814)	6,618,490	6,619,814

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $250,568,856)	308,636,988
NET OTHER ASSETS (LIABILITIES) - 0.8%	2,515,246
NET ASSETS - 100.0%	311,152,234

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,424,504 or 3.0% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	2,293,839	66,446,185	62,120,210	252,603	-	-	6,619,814	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	-	49,253,028	49,253,028	37,975	-	-	-	0.0%
Total	2,293,839	115,699,213	111,373,238	290,578	-	-	6,619,814

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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